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                                                                   EXHIBIT 10.44
                                                                   -------------

                          EX-10.44-Material Contract

                                   SUBLEASE


        This Sublease, dated as of May 2, 2001, is made by and between Venture Catalyst Incorporated, a Utah corporation, formerly known as Inland Casino Corporation, a Utah corporation ("Sublessor") and Astute Networks, Inc., a California corporation ("Sublessee").

                             PRELIMINARY STATEMENTS

A. Sublessor entered into a certain Lease, dated September 3, 1997, ("Lease") with the former owner of the Building, Rancho Bernardo Associates, a California general partnership ("Former Lessor") with respect to certain premises located at 16868 Via Del Campo Court, San Diego, California ("Building"). The premises, which are subject to the Lease, comprise a portion of the Building and contain approximately 20,533 rentable square feet ("Premises"). A copy of the Lease is attached hereto as Exhibit "C" and made a part hereof. The current owner of the Building is Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership ("Lessor").

B. Sublessee wishes to sublet the entire Premises from Sublessor on the terms and conditions contained herein.

     NOW THEREFORE, in consideration of the foregoing and the covenants contained herein, the parties agree as follows:

                                  AGREEMENTS

1.   Application of Terms of Lease. Except as provided below, the terms,
     -----------------------------
conditions and respective rights and obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Lease, except for those provisions of the Lease which are directly contradicted by this Sublease, in which event the terms of this Sublease shall control over the Lease. Therefore, for the purposes of this Sublease, except for the obligations of Lessor under the Lease, wherever in the Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein. The obligations of Lessor under the Lease shall remain the obligations of Lessor.

2.   Assumption of Obligation. During the term of this Sublease and for all
     ------------------------
periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Lessor, each and every obligation of Sublessor under the Lease except for the following paragraphs which are excluded herefrom: 2.4.1, 3.1, 3.2, 3.5, 4.1, 4.4, 4.5, 12.1, 12.5.3, Article
14, 15.3, 15.4, 16.8 and 19.16. The obligations that Sublessee has assumed under
Section 2 hereof are hereinafter sometimes referred to as the "Sublessee's Assumed Obligations."

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3.   Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby
     --------
subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, the Premises as depicted on Exhibit "A" and generally described as Suite 200 of the Building, containing approximately 20,533 rentable square feet located on the first (1st) floor. Exhibit "A" represents a space layout that is substantially correct, but is not an exact illustration of the actual Premises. Sublessee understands that the actual Premises may have a different layout than what is illustrated in Exhibit "A", and accepts the Premises as it is physically designed as of the date of this Sublease, but with the ceiling tiles replaced as noted in Section 7.2 hereof and the doors, which the Sublessor will leave in the Premises, as noted in Section
7.2 hereof.

4.   Term.
     ----

     4.1 Term. The term of this Sublease shall be for approximately seventeen
         ----
(17) months, commencing on the earlier of (i) June 1, 2001 or (ii) the date Sublessee "opens for business" in the Premises ("Commencement Date") and ending on October 31, 2002 ("Termination Date"). Whenever the context requires, where the term "Commencement Date" is used in the Lease for the purposes of calculating a period of time, such term shall have the meaning ascribed in the Lease, rather than this Sublease.

     4.2 Prior Access. Subject to Sublessee's reasonable notice to Sublessor and
         ------------
at Sublessee's own risk, Sublessee shall be entitled access to the Premises prior to the Commencement Date for the purposes of installing equipment and trade fixtures, provided Sublessee's access shall not interfere with Sublessor's ability to operate Sublessor's business or move-out process. Sublessee's access to the Premises shall comply with the provisions of the Lease, including but not limited to insurance requirements, indemnity, etc.

     4.3 Delay in Commencement. If for any reason Sublessor cannot deliver
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possession of the Premises to Sublessee by June 1, 2001, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall be entitled to reduce its rental obligation pro rata on a per day basis for each day after the Commencement Date for which possession of the Premises is not tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises by June 20, 2001, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations hereunder.

     4.4 Consent of Lessor. The Lessor's written consent to this
         -----------------
Sublease in accordance with the terms of Article 13 of the Lease is a condition subsequent to the validity of this Sublease. If Lessor's Consent to Sublease, executed by Lessor, has not been obtained and a copy of that consent delivered to Sublessee by the fifteenth (15th) day following the date of delivery of an executed Sublease agreement by Sublessor and Sublessee, Sublessee shall thereafter have the ongoing right, subject to the terms of this Section 4.4, to terminate this Sublease pursuant to a notice (the "Termination Notice") so stating delivered to Sublessor. If Sublessor fails to deliver to Sublessee the Lessor's Consent to Sublease, executed by Lessor, within five (5) days

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following receipt of the Termination Notice (the "Consent Termination Date"),
this Sublease shall, unless the Consent Termination Date is extended in writing (in a minimum of five (5) day increments), terminate and the parties shall be released from any further obligations under this Sublease. In such event, any deposit or funds that may have been given to Sublessor by Sublessee shall be returned to Sublessee within forty-eight (48) hours of written notice from Sublessee to Sublessor of such termination. If, however, Sublessor delivers to Sublessee the consent of Lessor on or before the Consent Termination Date, the condition subsequent set forth in this Section 4.3 shall be satisfied and this Sublease shall continue in full force and effect.

5.   Rent. Sublessee shall pay to Sublessor, as monthly "Base Rent" for the
     ----
Premises, without off-set or deduction, on the first day of each month of the term hereof (except as set forth below) the following amounts:

     (a) From June 1, 2001 through November 30, 2001, the sum of Twenty Thousand Three Hundred Eighteen and 46/100ths Dollars ($20,318.46) per month, on a "triple net" (NNN) basis.

     (b) From December 1, 2001 through October 31, 2002, the sum of Twenty-One Thousand One Hundred Twenty-Two and 23/100ths Dollars ($21,122.23) per month, on a "triple net" (NNN) basis.

     Base Rent shall be paid to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing. Base Rent for the period June 1, 2001 through June 30, 2001, Twenty Thousand Three Hundred Eighteen and 46/100ths Dollars ($20,318.46), shall be paid upon (i) full execution of this Sublease and (ii) Sublessee's receipt of Lessor's written consent to this Sublease. The parties expressly acknowledge that the provisions of Article 4.3 of the Lease relating to late charges are expressly incorporated into this Sublease by reference. In the event the Commencement Date occurs prior to June 1, 2001, Base Rent (and all other charges due under this Sublease and the Lease) during such period prior to June 1, 2001 shall be pro rated based upon a thirty (30) day month and payable to Sublessor, and such amount shall be due upon the Commencement Date.

     Notwithstanding anything contained herein or the Lease to the contrary, Sublessee shall have no rights to either extend or renew the term of this Sublease beyond the Termination Date or to expand the Premises.

6. Security Deposit. Upon the (i) full execution of this Sublease and (ii)
   ----------------
Sublessee's receipt of Lessor's written consent to this Sublease, Sublessee shall deliver to Sublessor, in cash, a security deposit ("Security Deposit") in the amount of Twenty Thousand Three Hundred Eighteen and 46/100ths Dollars ($20,318.46). Sublessor may, but shall not be obligated to, apply all or part of the Security Deposit to any unpaid Rent or other charges due from Sublessee or to cure any other defaults of Sublessee. If Sublessor uses any part of the Security Deposit, Sublessee shall restore the Security Deposit to its full amount within ten (10) days after Sublessor's written request. Sublessee's failure to do so shall be a default under this Sublease. No interest shall be paid on the Security Deposit. Sublessor shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect

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to the Security Deposit. Within thirty (30) days of the expiration or termination of the Term of this Sublease, Sublessor shall return the Sublessee any unused portion of the Security Deposit after deduction therefrom of unpaid amounts owed by Sublessee to Sublessor pursuant to this Sublease and the Lease.

7.   Condition of Premises.
     ---------------------

     7.1 Condition of Premises. Sublessee has inspected the Premises and
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determined that it is suitable for Sublessee's purposes. Except as set forth in the next succeeding sentences, neither Sublessor nor Sublessor's Broker (as defined below) makes any representation or warranty as to the condition of the Premises or the suitability for the conduct of Sublessee's business. Notwithstanding the foregoing, Sublessor shall deliver the Premises to Sublessee in "as-is" condition as of the date hereof (except as written in Section 7.2 below) and Sublessor shall have no obligation to contribute any additional monies to improve the Premises. To Sublessor's present actual knowledge, the Premises are in working order in all material respects in light of age and use by Sublessor. Any work necessary to accommodate Sublessee's occupancy in the Premises shall be at Sublessee's sole cost and such work shall be completed in accordance with Article 11 of the Lease.

     7.2 Sublessor, at Sublessor's expense, shall reinstall ceiling tiles where the ceiling tiles have been removed from the existing ceiling grid in the Premises. In addition, Sublessor shall leave approximately ten (10) freestanding (uninstalled) doors currently in the possession of Sublessor for Sublessee's use in the Premises.

     7.3 Sublessor shall not remove the built-in kitchen appliances in the existing kitchen within the Premises. Sublessee shall be entitled to utilize such built-in appliances during the Sublease Term. Except for normal wear and tear, Sublessee shall be responsible for any damage Sublessee may cause to any of the existing built-in kitchen appliances.

     7.4 Sublessor shall not remove the Honeywell keyless access and security system, including all hardware and software currently in the possession of and being used by Sublessor which is necessary to operate the system, including all the "keyless" keys used with the system (the "Access System") in the Premises, and Sublessee shall be entitled to use the Access System during the Sublease Term. Sublessee shall be responsible for any service, monitoring, maintenance and/or repair for the Access System. Sublessee shall pay Sublessor $615.99 per month during the Sublease Term as consideration for Sublessor leaving the Access System in the Premises. This Access System fee shall be due each month along with the Base Rent and all other charges due under the Sublease and Lease.

8.   Lease, Indemnification and Insurance.
     ------------------------------------

     8.1 Subordinate to Lease. This Sublease is and shall be at all times
         --------------------
subject and subordinate to the Lease. Without limitation, Sublessor's obligations hereunder are conditioned upon the receipt of the Lessor's consent to this Sublease.

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     8.2 Indemnification. Sublessee shall indemnify Sublessor and hold Sublessor
         ---------------
and Sublessor's officers, directors, shareholders, agents, representatives, employees and attorneys, free and harmless of and from all liability, judgments, costs, damages, claims or demands, including attorneys' fees and court costs actually incurred and including costs of appeal, settlement or defense as well as the obligation to assume such defense if so requested, arising out of:
Sublessee's failure to promptly comply with or perform Sublessee's Assumed Obligations; Sublessee's use of the Premises; the conduct of Sublessee's business or from any activity, work or thing done, permitted or suffered by Sublessee in or about the Premises or elsewhere; or arising out of any act or omission of Sublessee or Sublessee's employees, agents, representatives or invitees.

     8.3 Insurance. Sublessee shall provide Sublessor and Lessor with
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certificates of insurance naming Sublessor and Lessor as additional insured for all insurance policies Sublessee is required to maintain under the Lease. The certificates of insurance shall not be cancelable or modified without at least thirty (30) days prior written notice to Sublessor.

9. Signage. Subject to Lessor's approval and the provisions of the Lease,
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Sublessee, at Sublessee's expense, shall be permitted to install signage on the exterior of the Building. Additionally, Sublessor, at Sublessor's expense, shall remove Sublessor's sign from the exterior of the Building prior to Sublessee's occupancy of the Premises.

10. Authority. Sublessor represents and warrants that it has full right and
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authority to enter into this Sublease and to perform all of Sublessor's obligations hereunder and that all persons signing this Sublease on its behalf are authorized to, and further, that Sublessor is the successor in interest to Inland Casino Corporation. Sublessee and the person or persons, if any, signing on behalf of Sublessee jointly and severally represent and warrant that Sublessee has full right and authority to enter into this Sublease, and to perform all of Sublessee's obligations hereunder, and that all persons signing this Sublease on its behalf are authorized to do so.

11. No Existing Defaults. Sublessor represents and warrants to Sublessee
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that the Lease is in full force and effect, and Sublessor has neither given nor received a notice of default under the Lease.

12. Preservation of Lease. Sublessor agrees not to terminate the Lease
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voluntarily, or modify the Lease in a manner that adversely affects Sublessee's rights under this Sublease.

13. Broker's Commission. Sublessor and Sublessee each warrant to the other
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that neither has had any dealings with any real estate broker or agent in connection with this Sublease except that Sublessor has been represented by Burnham Real Estate Services, Inc. ("Sublessor's Broker") and Sublessee has been represented by CB Richard Ellis ("Sublessee's Broker"). In the event (i) this Sublease is executed by Sublessor and Sublessee and (ii) Lessor provides its written consent to this Sublease, Sublessor shall pay a Broker's commission as follows: Sublessor shall pay CB Richard Ellis four percent (4%) of the total consideration of the Sublease and Sublessor shall pay Burnham Real Estate Services three percent (3%) of the total consideration of the Sublease. Payment of such commission shall be one-half (1/2) upon execution of the Sublease by

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Sublessor, Sublessee and Lessor (Consent), and one-half (1/2) upon Sublessee's occupancy of the Premises. Each party hereto shall defend, indemnify and hold the other harmless from any claim for any compensation, commission, fee or other charge by any finder or any other real estate broker or agent, other than as aforesaid, claiming through the indemnifying party.

14. Notices. The addresses of Sublessor, Sublessee and Lessor for the purposes
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of Section 32 of the Lease are as follows:

    Sublessor:          Venture Catalyst Incorporated
                        TBD
                        TBD
                        Attention:  Kevin McIntosh

    Sublessee:          Astute Networks, Inc
                        16868 Via Del Campo Court, Suite 200
                        San Diego, CA  92127
                        Attention:  Daniel Krall, Chief Financial Officer

    Lessor:             Prentiss Properties
                        703 Palomar Airport Road, Suite 165
                        Carlsbad, CA  92009
                        Attention:  TBD

15. Event of Default. In the event Sublessee receives notice from Lessor,
    ----------------
pursuant to Article 16 of the Lease, that Sublessor is in default in the payment of Base Rent due Lessor under the Lease (the "Default Notice"), then Sublessee may withhold the amount in default, as stated in the Default Notice, (the "Default Amount") from Sublessor. If Lessor elects to collect the Default Amount (and/or any other sums due under the Lease) directly from Sublessee, then Sublessee shall not be obligated to pay Sublessor such amounts. If Lessor does not elect to collect the Default Amount directly from Sublessee, then upon Sublessee receiving notice from Lessor that such default has been cured by Sublessor, Sublessee shall promptly pay Sublessor the Default Amount in full. Failure to make payment in full to Sublessor within three (3) business days shall be deemed a default.

16. Consent to Sublease Agreement. Sublessor and Sublessee agree to promptly
    -----------------------------
execute a Consent to Sublease (in a form substantially similar to the form attached hereto as Exhibit "B") following Sublessor's receipt of such form from Lessor.

SUBLESSOR AND SUBLESSEE HAVE CAREFULLY READ AND REVIEWED THIS SUBLEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS SUBLEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS SUBLEASE IS EXECUTED, THE TERMS OF THIS SUBLEASE EFFECTUATE THE INTENT AND PURPOSE OF SUBLESSOR, SUBLESSEE AND LESSOR WITH RESPECT TO THE PREMISES. THIS SUBLEASE HAS BEEN PREPARED FOR SUBMISSION TO SUBLESSOR AND SUBLESSEE'S ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS

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MADE BY BURNHAM REAL ESTATE SERVICES OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL
SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION RELATING THERETO. THE PARTIES SHALL SOLELY RELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.


     IN WITNESS WHEREOF, the parties hereto have executed this Sublease the day and year set forth above.

     Sublessor:
     Venture Catalyst Incorporated,
     a Utah corporation,
     formerly known as Inland Casino Corporation, a Utah corporation


     By:  /s/ Kevin McIntosh
         -----------------------------

     Name:  Kevin McIntosh
           ---------------------------

     Title:  SVP & CFO
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     Sublessee:
     Astute Networks, Inc.,
     a California corporation


     By:  /s/ Daniel Krall
         -----------------------------

     Name:  Daniel Krall
           ---------------------------

     Title:  VP Finance
            --------------------------

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